UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2014

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The Manager looks to accomplish this objective by investing primarily in asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and agency mortgage-backed securities (“MBS”).

In purchasing securities for the Fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market, to determine the sector allocation and to make capital structure allocation decisions for the Fund. The Manager utilizes a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile.

Market Review

The main themes of the 12-month period included low volatility, rising geopolitical tensions and significant central bank involvement in the markets. US rates initially traded higher before falling through the first half of 2014, as anticipation of a near-term Federal Reserve (the Fed) rate hike subsided. Softer economic data at the beginning of the year, harsh winter weather and lingering concerns across several emerging market economies were the driving forces behind moderate and uneven global growth. As expected, given the improvements in economic activity and labor market conditions, indicators of growing strength in the broader economy, the Fed decided to conclude its asset purchase program in October. The markets have largely discounted the effects of this action, as longer-maturity US Treasuries (10- to 30-year) still managed to rally during the year despite reduced Fed buying. Over the 12-month period, the 10-year US Treasury rate declined by 22 basis points, while the 30-year rate ended 56 basis points lower.

Residential real estate prices rose over the 12-month period, although the pace has been decelerating. Non-agency RMBS finished the period by posting solid positive total and excess returns compared with duration-matched US Treasuries (duration refers to a security’s price sensitivity to interest rate changes). CMBS and ABS indices also had a positive total return for the period, even as credit spreads ended slightly wider versus opening levels.

Portfolio Performance Discussion:

The BofA Merrill Lynch ABS & CMBS Index (the “Index”), a broad measure of the securitized credit market, posted a total return of 2.73% for the period and an excess return of 1.62% over duration-matched Treasuries. The Fund generated a total return of 6.84%, outperforming the Index by 411 basis points during the annual period.

1

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted.

Performance for periods greater than one year is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Strong security selection across all sectors and sector allocation primarily accounted for the Fund’s positive excess return. Yield curve positioning, however, had a negative impact on performance. On a total return basis, RMBS contributed the most to both the performance of the Fund and that of the Index.

Non-agency RMBS, which comprised approximately 60% of the Fund on average, made the largest contributions to relative performance. US housing prices continued to appreciate, albeit at a slower pace than in 2013. Nationally, home prices were up 6% year-to-date through the end of August, compared to 11% for the entire year of 2013. The RMBS sector benefits most directly from the recovery in house prices because higher home prices generally lead to fewer defaults, faster prepayments and fewer loan losses on mortgages underlying RMBS. The Fund benefited from the relative overweight to RMBS and strong security selection in the sector.

The Fund’s ABS holdings posted a positive total return and excess return compared with Treasurys. Security selection was strong and materially contributed to the Fund’s positive return. The Fund maintained a relative underweight to the sector, which positively affected performance, as ABS was the Index’s worst-performing sector. The ABS sector

2

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

currently has one of the lowest yields within the Index, but we continue to find opportunities in the sector and believe it has an important place in the Fund, given the sector’s short average life and high credit quality.

Similar to ABS, the Fund’s CMBS holdings performed well during the year, as sector spreads tightened by 35 basis points. Security selection within this space made a materially positive contribution to relative performance, as the Fund’s CMBS handily outperformed the Index’s CMBS on a duration-adjusted basis. However, the Fund’s underweight allocation detracted from relative performance as CMBS were the Index’s third best-performing sector.

The Fund maintained an average effective duration (which considers the impact from changes in interest rates on a security’s price and future cash flows) nearly 0.8 years longer than that of the Index. Despite the sustained rally in Treasurys during the year, the Fund’s longer duration had a materially negative impact on performance, as medium-term yields increased.

Throughout the quarter, the Fund’s allocations to the ABS, CMBS and RMBS sectors did not change by more than 10%. The Fund continued to have no allocation to agency MBS, as we believe the credit-sensitive sectors are more attractive for an unconstrained strategy.

Outlook

A key positive economic development for the Fund has been the continued recovery in the US housing market. In 2013, US home prices were up 13.4%, based on the Case-Shiller 20-City Index, and 11.2%, according to the CoreLogic Combined Index, as shown in the table below. We will continue to monitor 30-year fixed mortgage rates, which rose by more than 1% in 2013 to 4.55% but have declined in 2014 to 4.12% at the end of the third quarter. Despite higher mortgage rates, we believe US home prices can continue to increase due to growing demographic demand, tight housing supply and a slightly favorable affordability backdrop. We believe home prices bottomed in the first quarter of 2012, and although the housing market recovery likely will remain geographically uneven, it should provide support for US GDP growth, consumer sentiment and housing-related industries.

US HOME PRICE INDEX CHANGES, YEAR OVER YEAR
	Case-Shiller 20-city Composite NSA Index	CoreLogic Combined Index
2012	6.94%	8.79%
2013	13.38%	11.21%
August 31, 2014	4.85%	6.14%

Source: Case-Shiller NSA Index from Bloomberg, as of 11/11/2014. CoreLogic Combined Index from CoreLogic TrueStandings database, as of 11/11/2014.

3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Our outlook for the US economy in 2014 remains constructive. We believe US economic growth in the fourth quarter and into 2015 will be more robust, as household formation and housing construction continue to recover. These factors should help the US economy grow, compared with other developed economies. Economic risks include geopolitical tensions in Eastern Europe and Asia, European financial concerns and the US budget negotiations — any of which could trigger short-term bouts of volatility. Accordingly, we believe incidents of economic and market volatility remain possible in the fourth quarter of this year and into 2015.

While the Fed concluded its agency MBS bond buying program in October, we believe the Fed will continue its near-zero short-term interest rate policy through at least mid-2015.

Given this outlook, we intend to maintain the Fund’s risk stance and sector allocations. In the RMBS sector, we remain overweight senior, Prime and Alt-A, fixed-rate coupon securities. Because we believe continued strength in house prices is likely, we are also revisiting trades in sectors that would likely benefit most from additional home price recovery, such as senior option ARMs.

Importantly, the price performance of securities similar to those held in the Fund was strongly correlated to the overall risk markets during 2011, 2012 and 2013. We would expect Fund performance, in absolute and relative terms, to be weaker in a risk-adverse environment.

Loomis, Sayles & Company, L.P.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Fund’s investments in certain debt securities issued or guaranteed by agencies of the US government are guaranteed as to the payment of principal and interest of the relevant entity but have not been backed by the full faith and credit of the US government. Investments in bonds can lose their value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities are subject to pre-payment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Foreign investments involve special risks including greater economic, political and currency fluctuation risks. The Fund is not diversified.

4

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 50.6%
	Adjustable Rate Mortgage Trust
$938,585	2.590%, 04/25/35 (A)	$916,732
	Alternative Loan Trust
10,501,585	6.000%, 12/25/34	10,507,245
1,870,604	5.750%, 04/25/33	1,906,703
1,877,508	5.750%, 10/25/33	1,937,639
731,943	5.750%, 01/25/35	747,903
883,280	5.500%, 02/25/25	900,230
2,484,445	5.500%, 07/25/33	2,533,080
1,323,953	5.500%, 04/25/34	1,399,617
	American Home Mortgage Investment Trust
3,588	2.069%, 10/25/34 (A)	3,265
1,423,033	1.831%, 09/25/45 (A)	1,369,227
	Banc of America Alternative Loan Trust
1,279,362	6.000%, 10/25/34	1,322,053
2,099,745	5.500%, 10/25/33	2,163,027
7,412,418	5.500%, 12/25/33	7,612,011
4,259,070	5.250%, 07/25/35	3,831,042
	Banc of America Funding Trust
3,062,210	5.750%, 11/25/35	3,140,443
108,627	5.500%, 08/25/35	111,184
793,293	2.693%, 12/20/34 (A)	662,514
508,239	2.523%, 11/20/34 (A)	476,451
389,824	2.297%, 12/20/36 (A)	391,242
1,280,810	0.602%, 07/25/37 (A) (B)	967,908
	Banc of America Mortgage Trust
168,734	5.500%, 10/25/34	169,776
1,424,834	2.705%, 02/25/35 (A)	1,396,589
248,708	2.679%, 02/25/34 (A)	247,387
	Bear Stearns Adjustable Rate Mortgage Trust
150,059	2.712%, 01/25/35 (A)	146,241
251,281	2.706%, 04/25/34 (A)	248,879
60,409	2.643%, 01/25/35 (A)	59,219
5,928,225	2.587%, 02/25/36 (A)	4,636,584
249,765	2.443%, 07/25/34 (A)	243,755
	CAM Mortgage Trust
4,035,000	4.450%, 05/15/48 (A) (B)	4,056,458
	Chase Mortgage Finance Trust
2,499,001	2.551%, 02/25/37 (A)	2,460,564
	CHL Mortgage Pass-Through Trust
241,101	5.500%, 01/25/34	251,557
2,313,600	5.500%, 10/25/35	2,166,046
1,561,999	2.582%, 08/25/34 (A)	1,457,856

7

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 50.6% (continued)
	Citicorp Mortgage Securities
$712,477	6.000%, 08/25/36	$728,734
	Citigroup Mortgage Loan Trust
968,968	2.665%, 09/25/34 (A) (B)	871,924
1,470,262	2.612%, 05/25/35 (A)	1,447,881
1,428,593	2.510%, 10/25/35 (A)	1,412,543
3,846,063	2.510%, 11/25/35 (A) (B)	3,449,492
601,949	2.210%, 09/25/35 (A)	599,552
	CitiMortgage Alternative Loan Trust
4,201,461	6.000%, 07/25/36	3,768,341
4,881,299	6.000%, 09/25/36	4,278,761
5,732,337	6.000%, 06/25/37	4,738,527
	Countrywide Alternative Loan Trust
2,674,141	6.250%, 07/25/36	1,818,697
3,996,236	5.750%, 04/25/37	3,602,530
867,514	5.500%, 08/25/34	917,489
819,279	5.500%, 04/25/36	758,362
2,619,249	0.362%, 05/25/35 (A)	2,188,527
	Countrywide Home Loan Mortgage Pass-Through Trust
2,883,985	6.000%, 05/25/36	2,702,585
6,333,503	6.000%, 02/25/37	5,933,016
525,480	3.246%, 01/20/35 (A)	511,990
2,749,029	2.596%, 11/20/35 (A)	2,608,705
310,897	2.395%, 09/20/34 (A)	305,823
3,352,892	0.422%, 04/25/35 (A)	2,886,055
	Credit Suisse First Boston Mortgage Securities
4,671,557	5.500%, 11/25/35	4,153,986
326,822	5.250%, 05/25/28	330,422
	Credit Suisse Mortgage Capital Certificates
3,064,003	6.500%, 10/25/21	2,674,890
3,930,000	5.869%, 09/15/40 (A)	4,057,088
	Credit Suisse Mortgage Trust
3,300,000	5.426%, 06/27/34 (A) (B)	2,956,074
	Deutsche Alt-A Securities Mortgage Loan Trust
1,532,944	5.500%, 11/25/35 (A)	1,449,149
5,150,727	5.500%, 12/25/35	4,388,796
2,172,335	5.250%, 06/25/35	2,202,852
	FDIC Trust
1,156,001	4.500%, 10/25/18 (B)	1,165,688
	GMAC Mortgage Loan Trust
315,775	5.000%, 11/25/33	325,865
1,733,930	2.948%, 07/19/35 (A)	1,615,641
1,158,903	2.733%, 06/19/35 (A)	1,156,768

8

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 50.6% (continued)
	GSR Mortgage Loan Trust
$2,570,832	6.000%, 09/25/36	$2,111,911
1,100,302	2.816%, 12/25/34 (A)	1,055,733
843,925	2.731%, 12/25/34 (A)	838,092
1,713,277	2.685%, 09/25/35 (A)	1,721,610
361,543	2.470%, 07/25/35 (A)	334,705
	HarborView Mortgage Loan Trust
436,942	2.586%, 05/19/34 (A)	434,448
	Indymac Index Mortgage Loan Trust
3,176,970	0.792%, 07/25/45 (A)	2,965,432
	JPMorgan Alternative Loan Trust
2,474,643	5.540%, 03/25/36 (A)	1,985,471
6,195,612	2.488%, 03/25/36 (A)	5,376,948
	JPMorgan Mortgage Trust
2,206,562	6.000%, 01/25/36	1,995,985
2,188,453	5.750%, 03/25/37	1,871,506
2,462,445	3.547%, 03/25/43 (A) (B)	2,375,075
1,696,120	2.656%, 08/25/35 (A)	1,688,937
5,446,424	2.607%, 01/25/37 (A)	4,834,595
230,907	2.594%, 07/25/35 (A)	229,843
2,165,956	2.456%, 02/25/36 (A)	1,929,750
	Lehman Mortgage Trust
1,895,947	5.500%, 02/25/36	1,886,571
1,164,119	0.652%, 01/25/36 (A)	831,277
	MASTR Adjustable Rate Mortgages Trust
3,204,096	2.687%, 03/25/35 (A)	2,844,317
3,061,345	2.592%, 04/25/36 (A)	2,937,382
4,189,650	0.312%, 01/25/47 (A)	3,160,986
	MASTR Alternative Loan Trust
2,365,825	6.000%, 06/25/34	2,494,831
4,867,615	6.000%, 09/25/34	4,983,868
1,904,929	5.500%, 06/25/34	1,991,247
1,540,223	5.250%, 11/25/33	1,596,323
	Merrill Lynch Alternative Note Asset Trust
9,344,208	6.000%, 03/25/37	7,032,208
	Morgan Stanley Mortgage Loan Trust
1,388,629	6.000%, 06/25/36	1,240,101
2,291,633	6.000%, 08/25/36	1,994,977
595,694	5.500%, 11/25/35	605,338
	New York Mortgage Trust
2,457,634	2.629%, 05/25/36 (A)	2,217,108

9

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 50.6% (continued)
	RALI Trust
$617,434	6.000%, 06/25/36	$507,762
691,328	5.500%, 09/25/33	720,986
706,992	5.500%, 06/25/34	731,205
	Residential Asset Securitization Trust
3,552,907	6.000%, 06/25/37	3,255,415
2,602,357	6.000%, 01/25/46	2,112,434
6,593,971	5.375%, 07/25/35	5,355,017
	RFMSI Trust
1,588,514	5.750%, 01/25/36	1,618,567
	Structured Adjustable Rate Mortgage Loan Trust
509,074	2.630%, 09/25/34 (A)	504,424
1,141,942	2.433%, 11/25/34 (A)	1,133,269
2,760,148	0.462%, 07/25/35 (A)	2,055,115
	Structured Asset Securities Mortgage Pass-Through Certificates
2,686,634	5.750%, 11/25/34	2,824,393
83,330	5.000%, 12/25/34	84,672
	Washington Mutual Mortgage Pass-Through Certificates
2,664,981	6.000%, 03/25/36	2,380,503
747,284	5.500%, 07/25/34	787,711
85,148	2.396%, 01/25/35 (A)	85,487
2,597,912	2.176%, 09/25/46 (A)	2,367,189
2,590,843	1.926%, 01/25/47 (A)	2,472,538
1,717,742	1.075%, 08/25/46 (A)	1,164,586
595,828	0.875%, 04/25/47 (A)	537,608
	Wells Fargo Mortgage Backed Securities Trust
4,853,917	6.000%, 01/25/36	4,806,232
921,917	5.500%, 11/25/35	940,431
2,204,286	5.500%, 01/25/36	2,243,384
301,504	2.637%, 02/25/34 (A)	303,283
41,298	2.619%, 12/25/33 (A)	41,410
10,134	2.612%, 10/25/33 (A)	10,168
633,387	2.610%, 04/25/35 (A)	640,267
29,040	2.482%, 12/25/33 (A)	28,750

	Total Residential Mortgage-Backed Obligations
	(Cost $231,108,031)	239,726,561

Asset-Backed Securities — 26.6%
	American Homes 4 Rent
1,200,000	6.231%, 10/17/36	1,202,633
4,500,000	3.500%, 06/17/31 (A) (B)	4,180,536
	Ascentium Equipment Receivables
1,300,000	3.100%, 06/10/21 (B)	1,310,751

10

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 26.6% (continued)
	Axis Equipment Finance Receivables LLC
$999,888	6.410%, 10/22/18	$1,016,286
	Bayview Opportunity Master Fund Trust
4,258,418	3.228%, 07/28/34 (B)	4,270,107
	Carnow Auto Receivables Trust
4,700,000	5.530%, 01/15/20 (B)	4,708,244
	CarNow Auto Receivables Trust
1,717,000	4.330%, 11/15/17	1,741,067
	Castlelake Aircraft Securitization Trust
3,533,239	5.250%, 02/15/29	3,519,989
	CFC LLC
2,000,000	5.930%, 08/15/19 (B)	2,067,370
1,600,000	5.360%, 11/15/21 (B)	1,606,978
3,180,000	4.680%, 11/15/19 (B)	3,284,701
	Colony American Homes
2,000,000	3.504%, 07/17/31 (A) (B)	1,863,146
	Countrywide Asset-Backed Certificates
2,250,000	5.103%, 05/25/35	2,206,840
	CPS Auto Receivables Trust
1,000,000	6.760%, 03/15/21 (B)	1,037,619
1,100,000	6.380%, 05/17/21 (B)	1,127,329
1,000,000	5.910%, 11/15/21 (B)	1,005,197
800,000	5.850%, 08/16/21 (B)	804,610
1,200,000	4.620%, 05/15/20 (B)	1,202,004
	DT Auto Owner Trust
3,400,000	4.180%, 06/15/20	3,488,541
4,100,000	3.980%, 01/15/21 (B)	4,173,093
1,850,000	3.740%, 05/15/20 (B)	1,875,419
2,600,000	3.680%, 04/15/21 (B)	2,603,078
	FAN Engine Securitization
5,017,688	4.625%, 10/15/43 (B)	4,959,984
	First Franklin Mortgage Loan Trust
727,227	0.302%, 07/25/36 (A)	682,057
	First Investors Auto Owner Trust
2,000,000	6.860%, 03/15/19 (B)	2,093,634
945,000	3.470%, 02/15/21 (B)	948,122
	Flagship Credit Auto Trust
3,000,000	6.260%, 02/16/21 (B)	3,156,762
3,000,000	6.180%, 02/15/22 (B)	2,998,961
1,250,000	5.710%, 08/16/21 (B)	1,236,634
2,300,000	5.380%, 07/15/20 (B)	2,349,781
2,200,000	4.420%, 12/16/19 (B)	2,253,788
2,425,000	3.590%, 03/15/19 (B)	2,447,960

11

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 26.6% (continued)
	Hana Small Business Lending Loan Trust
$3,741,104	3.055%, 01/25/40 (A) (B)	$3,680,498
	Invitation Homes Trust
1,875,000	2.904%, 09/17/31 (A) (B)	1,858,174
3,000,000	2.900%, 12/17/30	2,820,843
	JP Morgan Resecuritization Trust
3,017,007	2.610%, 06/27/34 (A) (B)	2,682,374
	Kondaur Mortgage Asset Trust
2,600,000	5.000%, 08/25/52	2,715,375
	Leaf II Receivables Funding LLC
2,325,000	6.000%, 09/15/21	2,384,539
	OnDeck Asset Securitization Trust
4,500,000	3.150%, 05/17/18 (B)	4,489,196
	OneMain Financial Issuance Trust
5,470,000	5.310%, 09/18/24 (B)	5,468,797
	RBSSP Resecuritization Trust
767,607	2.920%, 11/28/17 (B)	754,773
	Rise
958,333	6.500%, 02/15/39 (A)	963,125
	Selene Non-Performing Loans
1,954,194	2.981%, 05/25/54 (B)	1,936,659
	Sierra Timeshare Receivables Funding
552,849	9.310%, 07/20/28 (B)	594,758
	SNAAC Auto Receivables Trust
1,200,000	4.580%, 04/15/21 (B)	1,205,382
	Springleaf Funding Trust
1,750,000	4.450%, 12/15/22 (B)	1,754,443
4,275,000	3.920%, 01/16/23 (B)	4,366,656
	Structured Asset Securities Mortgage Loan Trust
1,205,703	0.442%, 06/25/35 (A)	1,061,769
	Structured Asset Securities Trust
1,151,408	5.500%, 02/25/35	1,177,607
	Tidewater Auto Receivables Trust
3,200,000	3.570%, 05/15/21 (B)	3,165,027
	Trade MAPS 1
4,000,000	5.157%, 12/10/18 (A) (B)	4,025,000
	VOLT NPL X LLC
2,062,563	3.960%, 11/25/53 (B)	2,071,448

12

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 26.6% (continued)
	Westgate Resorts
$484,159	11.000%, 09/20/25 (B)	$490,665
702,698	9.000%, 01/20/25 (B)	722,242
1,164,069	6.250%, 10/20/26 (B)	1,162,251
948,699	5.500%, 12/20/26 (B)	948,106

	Total Asset-Backed Securities
	(Cost $124,473,007)	125,922,928

Commercial Mortgage-Backed Obligations — 19.5%
	A10 Securitization
290,000	6.230%, 11/15/27 (B)	304,609
965,000	5.120%, 11/15/27 (B)	992,006
	Bear Stearns Commercial Mortgage Securities Trust
2,485,000	6.579%, 05/11/39 (A) (B)	2,514,159
	CGBAM Commercial Mortgage Trust
6,000,000	3.153%, 02/15/31 (A) (B)	5,970,138
	Commercial Mortgage Trust
6,400,000	5.647%, 12/10/44 (A) (B)	6,852,872
3,850,000	5.543%, 12/11/49 (A) (B)	4,038,973
1,000,000	4.858%, 08/15/45 (A) (B)	1,009,985
3,500,000	3.254%, 06/15/34 (A) (B)	3,501,712
	DBUBS Mortgage Trust
1,350,000	5.557%, 01/10/21 (A) (B)	1,458,408
	Del Coronado Trust
3,000,000	5.153%, 03/15/18 (A) (B)	3,006,600
	Extended Stay America Trust
6,928,000	5.053%, 12/05/31 (A) (B)	7,164,356
	GP Portfolio Trust
2,500,000	4.003%, 02/15/27 (A) (B)	2,502,203
	GS Mortgage Securities Trust
20,405,000	5.797%, 08/10/45 (A)	20,991,766
	Hilton USA Trust
3,995,000	5.222%, 11/05/30 (A) (B)	4,070,126
375,000	4.407%, 11/05/30 (B)	384,815
	JPMorgan Chase Commercial Mortgage Securities Trust
902,513	6.153%, 04/15/18 (A) (B)	907,928
1,175,000	5.464%, 01/15/49 (A)	1,233,763
3,000,000	5.323%, 08/15/46 (A) (B)	3,164,499
2,000,000	5.021%, 01/12/37 (A)	2,017,508
3,000,000	3.050%, 04/15/28 (A) (B)	2,997,585
	Morgan Stanley Capital I Trust
2,500,000	3.705%, 02/05/35 (A) (B)	2,025,438

13

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount/Shares	Description	Value
Commercial Mortgage-Backed Obligations — 19.5% (continued)
	Motel 6 Trust
$4,500,000	4.274%, 10/05/25 (B)	$4,415,360
1,800,000	3.781%, 10/05/25 (B)	1,801,489
	RBS Commercial Funding Trust
2,000,000	3.584%, 03/11/31 (A) (B)	1,691,498
	SCG Trust
3,300,000	3.403%, 11/15/26 (A) (B)	3,311,751
	VNO Mortgage Trust
1,200,000	3.947%, 12/13/29	1,211,263
	WF-RBS Commercial Mortgage Trust
1,072,724	5.550%, 03/15/44 (A) (B)	1,135,240
1,718,235	5.466%, 02/15/44 (A) (B)	1,848,056

	Total Commercial Mortgage-Backed Obligations
	(Cost $89,351,993)	92,524,106

Sovereign Debt — 0.5%
	United Kingdom Gilt Inflation Linked
2,540,000	3.904%, 05/13/31	2,542,108

	Total Sovereign Debt
	(Cost $2,540,000)	2,542,108

Municipal Bond — 0.2%
	Michigan State, Tobacco Settlement Financing Authority, RB
945,000	7.309%, 06/01/34	816,820

	Total Municipal Bond
	(Cost $787,595)	816,820

Short-Term Investment — 2.7%
	Dreyfus Treasury Prime Cash Management, 0.000% (C)
12,751,749	(Cost$12,751,749)	12,751,749

	Total Investments — 100.1%
	(Cost $461,012,375)	474,284,272
	Other Assets and Liabilities, net — (0.1)%	(609,925)

	Net Assets — 100.0%	$473,674,347

(A)	Variable rate security — Rate disclosed is the rate in effect on October 31, 2014.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	The rate shown is the 7-day effective yield as of October 31, 2014.

LLC	Limited Liability Company
RB	Revenue Bond

14

Portfolio of Investments — as of October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund — concluded

Allocation Summary at October 31, 2014

Residential Mortgage-Backed Obligations	50.6%
Asset-Backed Securities	26.6
Commercial Mortgage-Backed Obligations	19.5
Short-Term Investment	2.7
Sovereign Debt	0.5
Municipal Bond	0.2

Total Investments	100.1
Other Assets and Liabilities, net	(0.1)

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS
Investments at cost	$461,012,375

Investments at value	$474,284,272
Interest receivable	1,587,536
Prepaid expenses	6,671

TOTAL ASSETS	475,878,479

LIABILITIES
Payable for securities purchased	2,067,388
Administrative fees payable (Note 4)	47,837
Payable due to custodian	5,735
Trustees’ fees payable	3,076
Chief Compliance Officer fees payable (Note 3)	2,538
Other accounts payable and accrued expenses	77,558

TOTAL LIABILITIES	2,204,132

NET ASSETS	$473,674,347

NET ASSETS CONSIST OF:
Paid-in capital	$456,038,322
Undistributed net investment income	1,318
Accumulated net realized gain on investments	4,362,810
Net unrealized appreciation on investments	13,271,897

NET ASSETS	$473,674,347

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$473,674,347

Outstanding shares of beneficial interest (unlimited authorization — no par value)	41,198,295

Net asset value, offering and redemption price per share	$11.50

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations

For the year ended October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME
Interest	$24,007,070

24,007,070

Expenses
Administrative fees (Note 4)	521,965
Trustees’ fees and expenses	12,154
Chief Compliance Officer fees (Note 3)	7,437
Registration fees	38,787
Transfer agent fees and expenses (Note 4)	32,346
Legal fees	27,690
Audit and tax services fees	23,452
Custodian fees and expenses	14,691
Shareholder reporting expenses	14,130
Miscellaneous expenses	47,527

Total expenses	740,179

Net investment income	23,266,891

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	3,156,752
Net change in unrealized appreciation on investments	1,608,625

Net realized and unrealized gain on investments	4,765,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,032,268

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$23,266,891	$16,213,122
Net realized gain on investments	3,156,752	5,411,209
Net change in unrealized appreciation (depreciation) on investments	1,608,625	(718,686)

Net increase in net assets resulting from operations	28,032,268	20,905,645

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(22,062,561)	(14,847,547)
Realized gains	(6,771,850)	(6,948,435)

Total distributions	(28,834,411)	(21,795,982)

CAPITAL SHARE TRANSACTIONS (1):
Issued	84,155,000	118,678,600
Issued in connection with in-kind transfer*	20,465,179	31,423,330
Reinvestment of distributions	28,834,412	21,795,982
Redeemed	(18,658,574)	(37,265,501)

Net increase in net assets from capital share transactions	114,796,017	134,632,411

Net increase in net assets	113,993,874	133,742,074
NET ASSETS:
Beginning of the year	359,680,473	225,938,399

End of the year	$473,674,347	$359,680,473

UNDISTRIBUTED NET INVESTMENT INCOME	$1,318	$6,512

*	See Note 10 in Notes to Financial Statements.
(1)	For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18

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Financial Highlights

For a share outstanding throughout the years or period

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
10/31/14	$11.51	$0.62	$0.14	$0.76	$(0.58)	$(0.19)	$(0.77)
10/31/13	11.61	0.69	0.18	0.87	(0.62)	(0.35)	(0.97)
10/31/12*	10.00	0.92	1.41	2.33	(0.72)	—	(0.72)

*	The Fund commenced operations on December 15, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

20

Net asset value, end of the period	Total return (%) (b)	Net assets, end of the period (000’s)	Ratio of expenses to average net assets (%) (c)(d)	Ratio of expenses to average net assets (excluding reimbursements (%) (d)	Ratio of net investment income to average net assets (%) (d)	Portfolio turnover rate (%)

$11.50	6.84	$473,674	0.17	0.17	5.35	27
11.51	7.83	359,680	0.19	0.20	5.95	44
11.61	24.02	225,938	0.10	0.33	9.52	56

The accompanying notes are an integral part of the financial statements.

21

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

1. Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the Fund:

a. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in

22

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

23

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The Fund generally uses prices provided by an independent pricing service, broker, or agent bank, which provide non-binding indicative prices on or near valuation date as the primary input for fair value determinations for the Level 3 assets. These values are non-binding and may not be determinative of fair value. Values are evaluated during the Fund’s valuation process by management in conjunction with additional information about the instrument, similar investments, market indicators and other information.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2014, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Obligations	$—	$239,726,561	$—	$239,726,561
Asset-Backed Securities	—	117,969,666	7,953,262	125,922,928
Commercial Mortgage-Backed Obligations	—	92,524,106	—	92,524,106
Sovereign Debt	—	2,542,108	—	2,542,108
Municipal Bond	—	816,820	—	816,820
Short-Term Investment	12,751,749	—	—	12,751,749

Total Investments in Securities	$12,751,749	$453,579,261	$7,953,262	$474,284,272

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value:

Investments in Asset-Backed Securities

Beginning balance as of November 1, 2013	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—

24

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

Investments in Asset-Backed Securities
Change in unrealized appreciation/(depreciation)	$—
Purchases	—
Sales	—
Net transfer into Level 3	7,953,262
Net transfer out of Level 3	—

Ending balance as of October 31, 2014	$7,953,262

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—

For the year ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2014, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For the year ended October 31, 2014, there have been no significant changes to the Fund’s fair value methodologies.

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 2 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

25

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties. Management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates. Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for the Fund, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Fund’s average daily net assets.

26

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

State Street Bank & Trust Company serves as transfer agent and Boston Financial Data Services, Inc. (“BFDS”) serves as the servicing agent for the Fund under transfer agency agreements with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

6. Capital Shares.

	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Issued	7,296,960	10,347,648
Issued in connection with in-kind transfer**	1,762,065	2,731,492
Reinvestment of distributions	2,514,372	1,891,973
Redeemed	(1,612,310)	(3,186,672)

Net share transactions	9,961,087	11,784,441

**	See Note 10.

27

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

7. Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2014, were as follows:

	U.S. Government	Other
Purchases	$10,245,267	$178,087,855*
Sales	11,535,817	90,535,712

*	Included in the amount for cost of security purchases are contributions in-kind of $20,465,179.

8. Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to paydown adjustments have been reclassified to/from the following accounts during the year ended October 31, 2014:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(1,209,524)	$1,209,524

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2014	$23,977,336	$4,857,075	$28,834,411
2013	18,914,106	2,881,876	21,795,982

As of October 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,735,143
Undistributed Long-Term Capital Gain	3,532,908
Net Unrealized Appreciation	13,271,897
Other Temporary Differences	(1,903,923)

Total Distributable Earnings	$17,636,025

28

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$461,012,375	$15,342,412	$(2,070,515)	$13,271,897

9. Concentration/Risks. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. In-Kind Transfers. During the year ended October 31, 2014, the Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their then current value on the date of transaction.

Transaction Date	Shares Issued	Value
2/27/2014	1,762,065	$20,298,986
7/29/2014	14,315	166,193

		$20,465,179

29

Notes to Financial Statements

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

During the year ended October 31, 2013, the Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their then current value on the date of transaction.

Transaction Date	Shares Issued	Value
12/27/2012	1,516,542	$17,379,572
1/29/2013	143,177	1,669,441
2/27/2013	368,812	4,304,033
8/29/2013	134,444	1,538,038
9/27/2013	284,632	3,264,730
10/31/2013	283,885	3,267,516

		$31,423,330

11. Other. At October 31, 2014, 18% of Institutional Class total shares outstanding were held by one record related party shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events. Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Advisors’ Inner Circle Fund and

Shareholders of the Loomis Sayles Full Discretion Institutional Securitized Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2014

31

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

32

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

33

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

34

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

35

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

36

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

37

DISCLOSURE OF FUND EXPENSES (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

38

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Loomis Sayles Full Discretion Institutional Securitized Fund

Institutional Class	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period*
Actual	$1,000.00	$1,026.60	$0.87
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.35	$0.87

*	Expenses are equal to the Fund’s annualized expense ratio, 0.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

39

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 14, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

40

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of

41

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

42

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2014

Loomis Sayles Full Discretion Institutional Securitized Fund

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

43

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2014, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
17.05%	82.95%	100.00%	0.00%	0.00%	0.00%	95.37%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

44

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o Boston Financial Data Services, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.